Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

Note 19 – Subsequent Events

A.	Marketing Subsidiary in Brazil

In January 2012, the Company paid $450 in a combination of cash and cancellation of a credit line in connection with setting up a sales and marketing subsidiary in Brazil.  Under the terms of the agreement,  the Company may be obligated to pay up to an additional $600 if certain conditions and performance milestones are achieved between January 2013 and December 31, 2015.

B.	Acquisition of Non-controlling Interests

In March 2012, the Company signed a definitive agreement to purchase all of the shares held by a non-controlling shareholder of GIKK, for a total consideration of $650.
As a result of this share purchase, the Company will hold 100% of  GIKK.